UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 22, 2014, Gentherm GmbH (the “German Subsidiary”), a wholly-owned subsidiary of Gentherm Incorporated (the “Company”), entered into a Service Agreement (the “New Service Agreement”) with Frithjof Oldorff (“Oldorff”), a managing director of the Germany Subsidiary and the President of the Company’s Automotive Business Unit. The New Service Agreement replaced a Service Agreement, dated as of July 4, 2011, between W.E.T. Automotive Systems AG (“W.E.T.”), a predecessor of the German Subsidiary, and Oldorff (the “Old Service Agreement”). The Company also joined the New Service Agreement to guaranty the performance by the German Subsidiary of all of its obligations thereunder.

The New Service Agreement was executed primarily to reflect the merger of W.E.T. into Gentherm Europe AG, with the resulting entity being the German Subsidiary. The compensation and benefits to be paid to Oldorff under the New Service Agreement are not materially different than those payable under the Old Service Agreement, and include a contract term ending December 31, 2016, a base annual salary of 350,000 Euro subject to periodic review and increase by the Company, eligibility for bonus compensation at the discretion of the Company’s Board of Directors with a target bonus of 50% of base annual salary, use of a company-owned vehicle, eligibility for equity compensation at the discretion of the Company’s Board of Directors and other ancillary benefits typically provided to German executives, such as payment of statutorily required pension and health insurances and payment of life insurance premiums. In the event the German Subsidiary terminates Oldorff’s employment without cause, Oldorff would be entitled to receive the base annual salary and the ancillary benefits described above through the end of the contract term, December 31, 2016.

A copy of the New Service Agreement is attached hereto as Exhibit 10.1 and the above description of the material terms of such document is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
10.1	Service Agreement between Gentherm GmbH and Frithjof Oldorff dated as of September 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED
By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel

Date: September 22, 2014

Exhibit Index

10.1	Service Agreement between Gentherm GmbH and Frithjof Oldorff dated as of September 22, 2014